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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  JUNE 24, 1997


                             ATRIUM COMPANIES, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     333-20095               75-2642488
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)


    1341 W. MOCKINGBIRD LANE
           SUITE 1200W
          DALLAS, TEXAS                                          75247
 (Address of principal executive                                (Zip Code)
            officers)


       Registrant's telephone number, including area code: (214) 630-5757


                                Not applicable.
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

       Atrium Corporation ("Atrium"), a Delaware corporation and the parent of Atrium Companies, Inc., a Delaware corporation (the "Company"), has issued a press release announcing the merger of a subsidiary of Atrium Corporation with and into Ply Gem Industries, Inc., a Delaware corporation ("Ply Gem"). It is contemplated that, in connection with such merger, the Company will acquire Ply Gem as a wholly-owned subsidiary. The Agreement and Plan of Merger dated June 24, 1997, among Atrium Acquisition Holdings Corp., a Delaware corporation and wholly owned subsidiary of Atrium ("Holdings"), Atrium/PG Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Holdings, Ply Gem and, for limited purposes, Atrium is filed as Exhibit 2 to the Current Report on Form 8-K of Ply Gem dated June 24, 1997, File No. 1-4087, and is incorporated herein by reference. The press release issued by Atrium dated June 25, 1997, is filed as Exhibit 99 hereto and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

       Exhibit Number

       2: Agreement and Plan of Merger dated June 24, 1997, among Atrium Acquisition Holdings Corp., Atrium/PG Acquisition Corp. and Ply Gem Industries, Inc. (incorporated by reference to Exhibit 2 of the Current Report on Form 8-K of Ply Gem Industries, Inc. dated June 24, 1997, File No. 1-4087).

       99: Press Release of Atrium Corporation dated June 25, 1997, regarding the merger of a subsidiary of Atrium Corporation with and into Ply Gem Industries, Inc.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATRIUM COMPANIES, INC.



Date:  June 26, 1997                       By:/s/ RANDALL S. FOJTASEK
                                              ----------------------------------
                                                 Randall S. Fojtasek
                                                 President

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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  2:     Agreement and Plan of Merger dated June 24, 1997, among Atrium
         Acquisition Holdings Corp., Atrium/PG Acquisition Corp. and Ply
         Gem Industries, Inc. (incorporated by reference to Exhibit 2 of the Current Report on Form 8-K of Ply Gem Industries, Inc. dated
         June 24, 1997, File No. 1-4087).

  99: Press Release of Atrium Corporation dated June 25, 1997, regarding the merger of a subsidiary of Atrium Corporation with and into Ply Gem Industries, Inc.